Securities Act of 1933 Registration No. 2-11318

Investment Company Act of 1940 Registration No. 881-576

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ______ [ ]

Post-Effective Amendment No. 74 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 27 [X]

NORTHEAST INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

150 Federal Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, including Area Code: (617) 523-3588

Bruce H. Monrad
Chairman of the Trustees
Northeast Investor Trust
150 Federal Street
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esq.
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111




It is proposed that the filing will become effective under Rule 485:

[ ] Immediately upon filing pursuant to paragraph (b), [] On ____________ pursuant to paragraph (b), [] 60 days after filing pursuant to paragraph
(a)(1), [X] On February 1, 2005 pursuant to paragraph (a)(1), [ ] 75 days after filing pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NORTHEAST INVESTORS TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

                                     PART A

Item No. Registration Statement Caption in Prospectus
1. Front and Back Cover Pages Front and Back Cover Pages
2. Risk/Return Summary: Investment, Risks, and Overview of the Trust
Performance
3. Risk/Return Summary: Fee Table Investor Expenses
4. Investment Objectives, Principal Investment Overview of the Trust Strategies, and Related Risks
5. Management's Discussion of Performance Annual Report; Back Cover Page
6. Management, Organization and Capital Structure Portfolio Managers; Expenses
7. Shareholder Information Shareholder Information
8. Distribution Arrangements Sales without "Sales Charge"
9. Financial Highlights Information


                                     PART B

Item No. Registration Statement Caption in Statement of Additional
Information
10. Cover Page and Table of Contents Cover Page; Table of Contents
11. Fund History The Trust
12. Description of the Fund and its Investments and The Trust; Investment Objectives, Policies and Risks Restrictions
13. Management of the Fund Trustees and Officers; Compensation of Trustees
14. Control Persons and Principal Holders of Trustees and Officers
Securities
15. Investment Advisory and Other Services Trustees and Officers; Compensation of Trustees; Custodian and Independent Accountants
16. Brokerage Allocation and Other Practices Brokerage
17. Capital Stock and Other Securities The Trust; Capital Shares
18. Purchase, Redemption and Pricing of Shares Price and Net Asset Value; Shareholder Plans; Tax-Advantaged Retirement Plans
19. Taxation of the Fund Dividends, Distributions and Federal Taxes
20. Underwriters Not Applicable
21. Calculation of Performance Data Information Historical Performance
Information
22. Financial Statements


                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.



                                   NORTHEAST
                                   INVESTORS
                                     TRUST
                             A NO LOAD INCOME FUND
                                   Prospectus
                                February 1, 2005


                            NORTHEAST INVESTORS TRUST
                               150 Federal Street
                          Boston, Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                         SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS
                                February 1, 2005


This prospectus explains the investment objective, policies, strategies and risks associated with the Trust. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
FUND PROFILE                                                            2
Objectives                                                              2
Principal Strategies                                                    2
Principal Risks                                                         3
Suitability                                                             4
Performance                                                             5
FEES AND EXPENSES                                                       6
FUND MANAGEMENT                                                         6
SALES WITHOUT "SALES CHARGE"                                            7
SHAREHOLDER INFORMATION                                                 8
General Information                                                     8
Account Registrations                                                   9
Buying Shares                                                           10
Selling Shares                                                          12
Exchanging Shares                                                       14
Dividends and Distributions                                             15
Tax Consequences                                                        16
Trust Policies                                                          17
FINANCIAL HIGHLIGHTS                                                    18
DESCRIPTION OF S&P CORPORATE BOND RATINGS                               20
APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES                       21
ADDITIONAL INFORMATION                                                  22

FUND PROFILE
Objectives
The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount or premium, preferred stocks, common stocks paying dividends, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years; and the Trust's holdings are generally within this range.

The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis.

From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopt a temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

Prinicipal Risks
Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:

                The creditworthiness of an issuer affecting its ability to make current interest payments on debt;

                Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;

                Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;

                The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.

Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments.

Equity Risk. To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

Financial Markets Risk. Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which the Trust invests. The market as a whole may not favor the types of investments the Trust makes.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Income Risk. The chance that falling interest rates will cause the Trust's income to decline. Income risk is generally moderate for bond funds with the Trust's emphasis; however, investors should expect the Trust's quarterly income to fluctuate.

Interest Rate Risk. In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates.

Leverage. Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay the borrowed $200 with interest. Leverage can, therefore, involve additional risk.

Manager Risk. The chance that poor security selection will cause the Trust to underperform other funds with similar investment objectives.

Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.


Suitability
The Trust may be appropriate for investors who seek one or more of the following:

                production of income over the long-term;

                a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

You should also consider the following:

                an investment in the Trust involves risk and should be part of a balanced investment program;

                the Trust is generally for investors with longer-term investment horizons;

                there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;

                Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.



Performance
The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Trust in a tax - deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

Chart Omitted

Best quarter: 1st quarter 1995, up 6.76%
Worst quarter: 3rd quarter 1998, down -10.45%

                          Average Annual Total Return
                        Periods Ended December 31, 2003
                                        1 Year          5 Years         10 Years
Northeast Investors Trust
Return before taxes                     14.35%          3.07%           6.65%

Return after taxes on distributions     10.62%         -0.88%           2.68%

Return after taxes on distributions and sale of
Fund Shares                             8.52%           0.41%           3.33%

Merrill Lynch High Yield Master II
Index1                                  28.15%          5.02%           7.05%

1The Merrill Lynch High Yield Master II Index is an unmanaged market value-weighted index comprised of 1,800 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.


                Shareholder Fees                                 Annual Trust
                (Fees Paid Directly From                         Operating Expenses
                Your Investment)                                 (Expenses That Are Deducted
                                                                 From Fund Assets)
Maximum Sales Charge
        (Load) Imposed on                                        Trustees' Fees                  0.50%
        Purchases               None                             Distribution (12b-1 Fees)       None
Maximum Deferred Sales                                           Other Expenses                  0.17%
        Charge (Load)           None                                    Including:
Maximum Sales Charge                                                    Interest Expense         0.03%
        (Load) Imposed on                                               Operating Expense        0.14%
        Reinvested Dividends    None                             Total Annual Trust Operating
Redemption Fee                  None                                    Expenses                 0.67%


Example
This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

                1 year          3 years          5 years         10 years
                  $68             $214             $373            $835

FUND MANAGEMENT
The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000.

From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization.
Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

EXPENSES

Under the Declaration of Trust, the Trustees receive an annual fee equal to 1/2 of 1% of the principal of the Trust. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT "SALES CHARGE"

The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.


SHAREHOLDER INFORMATION

General Information

For account, product and service information, please use the following website, telephone number or address:

                For information over the Internet including on-line access to your account visit the Trust's website at www.northeastinvestors.com;

                For information over the telephone use 1-800-225-6704;

                For information by mail use
                        Northeast Investors Trust
                        150 Federal Street
                        Boston, MA 02110-1745

Backup withholding - By law Northeast Investors Trust must withhold 28% of any taxable distributions or redemptions from your account if you do not:

                Provide us with your correct taxpayer identification number;

                Certify that the taxpayer identification is correct; and

                Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Trust is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the funds.


Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the fund's tax consequences for you.


Account Registrations

Some of the different ways to register your account with the Trust are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.

Individual or Joint Tenant
For your general investment needs

Transfer on Death (TOD)/ Pay on Death (POD)
Beneficiary designation on account (need to request special application)

Retirement
For tax-advantaged retirement savings
                Traditional Individual Retirement Accounts (IRAs)
                Roth IRAs
                Roth Conversion IRAs
                Rollover IRAs
                Coverdale Education Savings Plan (formerly Educational IRAs) SIMPLE IRAs
                Simplified employee Pension Plans (SEP-IRAs)

Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups


Buying Shares
Your initial investment must be accompanied by a completed Application. The form is included along with this Prospectus or one can be printed from our website. You may purchase shares of the Trust at the per share NAV next determined after the Trust or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the total number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Trust's portfolio securities which are furnished by independent pricing vendors or by recognized dealers in such securities. When pricing service or reliable market quotations for certain securities are not readily available, such securities are priced at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust. The Trust no longer issues certificates for purchases.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Excessive trading can increase costs as it may cause the Trust to utilize lines of credit or initiate portfolio transactions during unfavorable periods in markets in which the Trust trades. Excessive trading can also cause the Trust to maintain higher cash balances than it otherwise would, which may lower the Trust's performance in times of rising markets. The costs incurred from short-term traders are borne by all investors. While the Trust cannot assure that it can detect and prevent all excessive and short-term trading, especially as it relates to the activity occurring in omnibus accounts maintained with intermediaries where the Trust does not receive the underlying individual trading activity, the Trust's Board of Trustees has adopted policies and procedures designed to identify such short-term trading activity. Depending on the availability of transaction information, purchase and sale transactions of Trust shares are monitored daily. Whenever such monitoring discloses that a shareholder has purchases and sales of Trust shares within a three-month period, further reviews are made to determine if the trading activity was excessive and whether the effect upon the Trust was harmful. If it is determined that there has been such an effect, the shareholder is notified that further purchases, including exchanges, of shares of the Trust will not be accepted. The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Trust shares. The Trust does not consider transactions under automatic purchase or redemption plans in this category.

How to buy shares

By Check

        Mail your check and a completed account registration form to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to: Northeast Investors Trust.

By Telephone

        You may make purchases to your already existing account via the telephone. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following day. Your payment must be received within 14 days of the transaction.

By Exchange Purchase

        You can purchase shares with the proceeds of an exchange from the Northeast Investors Growth Fund. The Trust accepts exchange orders in writing, by fax, or by telephone.

        NOTE: If you place an order to purchase shares and your payment is not received within 14 calendar days, your transaction will be canceled and you will be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Trust may have incurred as a result. Telephone purchases may dilute the future appreciation of the net asset value if payment is not made promptly.

Your purchase price

You buy shares at the Fund's next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as trade date.

           When you place an order to buy shares, note the following:

The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs);

Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;

The Trust does not accept cash, money orders, starter checks or post dated checks for payment of shares purchases;

There is no minimum for subsequent investment either by mail, telephone or exchange;

There is a $50,000 maximum for telephone investments. Net account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit;

No cancellations. Northeast will not cancel any transaction at the request of an investor once it has been initiated;

Future purchases. Northeast reserves the right to stop selling shares at any time, or reject specific purchase requests, including purchase by exchange;

The Trust may reject initial investments if certain required information is not supplied on the new account application;

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies withheld.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking account.

No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Selling Shares

You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, a check will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the NAV next determined at the close of the New York Stock Exchange after the redemption request has been received. The Trust does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or faxed to (617) 523-5666 or
(617) 523-5412;

The request includes any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered. The Trust no longer issues certificates;

For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

Redemptions will only be made payable to the registered shareholder(s);

A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

Telephone redemptions will not be made;

Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted;

The Trust reserves the right not to process redemption requests from shareholders who request redemptions of less than $5,000 without a signature guarantee on consecutive days;

Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or canceled and the monies withheld.

The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.

However, you should note the following policies and restrictions governing exchanges:

You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

Before exchanging into a fund, read its prospectus;

Exchanges may have tax consequences for you;

If shares to be exchanged represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;

Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements;

Under applicable anti-money laundering regulations and other federal regulations, exchange orders may be suspended, restricted or canceled and the monies withheld.

The funds may terminate or modify the exchange privileges in the future.

Dividends and Distributions

The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. Since 1969, the Trust has made only one such distribution, in 1999. When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

        (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

        (2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

        (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

Note: The Trust strongly recommends direct deposit for shareholders electing to receive dividends or distributions in cash.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the Trust could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them.

Trust Policies

The following policies apply to you as a shareholder.

Statements and reports that the Trust sends to you include the following:

        Confirmation of each purchase and sale transaction;*

        Confirmation of your dividend / capital gain payments;*

        Financial reports - Annual and Semiannual Reports(every six months);*

        Prospectus

        Year-end statement.*

        * These reports may be transmitted via the internet. Please visit www.northeastinvestors.com for information on how to register for e-Delivery of confirmations and financial statements.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 28% of your taxable distributions and redemptions.


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Trust's financial performance for the past 10 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

This information has been audited by Ernst and Young, independent registered public accounting firm, whose report on the financial statements and financial highlights for the year ended September 30, 2004 is included in the Statement of Additional Information, which is available upon request and without charge. Prior years were audited by other auditors.

------------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended September 30,
                     2004       2003       2002#        2001        2000       1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data^
Net Asset Value:
 Beginning of
Period               $7.19     $7.05     $7.42        $9.08       $10.08     $10.42     $11.79     $10.90     $10.33     $10.02
------------------------------------------------------------------------------------------------------------------------------------
Income From
Investment
Operations:
Net investment
income                0.59      0.56      0.65         0.92        1.02       1.05       1.01       0.98       0.98       0.98
Net realized and
unrealized gain
(loss) on
investment            0.44      0.14     -0.35        -1.61       -0.90      -0.23      -1.42       0.91       0.58       0.29
Total from
investment
operations            1.03      0.70      0.30        -0.69        0.12       0.82      -0.41       1.89       1.56       1.27
Less Distributions:
Net investment
income               (0.63)    -0.56     -0.67        -0.97       -1.12      -0.98      -0.96       -1.00      -0.99      -0.96
Capital Gain            -         -         -            -          -        -0.18         -          -         -          -
Net Asset Value:
End of Period        $7.59      $7.19      $7.05       $7.42       $9.08      $10.08     $10.42      $11.79    $10.90     $10.33
                     =====      =====      =====       =====      ======      ======     ======      ======    ======     ======

-------------------------------------------------------------------------------------------------------------------------
Total Return         14.90%     10.43%     4.00%       -8.18%      1.29%       7.99%     -4.13%      18.16%    15.98%     13.44%
-------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data

Net assets end of
period (in
millions)           $1,875.9   $1,794.7   $1,471.5    $1,172.1    $1,430.6    $2,059.1   $2,046.7    $2,074.2  $1,200.5    $797.6
Ratio of operating
  expenses to
  average
  net assets *        0.67%     0.65%        0.70%       0.86%       1.22%       0.73%     0.70%       0.65%     0.69%       1.02%
Ratio of interest
  expense to average
  net assets          0.03%     0.00%        0.00%       0.21%       0.61%       0.12%     0.09%       0.01%     0.03%       0.35%
Ratio of net investment
  income to average
  net assets          7.92%     7.97%        8.61%       11.10%      10.84%      9.99%     8.73%       8.65%     9.41%       9.77%
Portfolio turnover
  rate                 40%       13%          18%         22%          4%         27%        64%        33%       32%         41%

* Includes Interest Expense
^ Per Share Data calculated using the Average Share Method

#As required, effective October 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss by $0.01 and decrease the ratio of net investment income to average net assets from 8.75% to 8.61%. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.


DESCRIPTION OF S&P CORPORATE BOND RATINGS

Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

        AAA Highest quality. Ability to pay interest and principal very strong.

        AA      High quality. Ability to pay interest and principal strong.

        A Medium to high quality. Ability to pay interest and principal, but more susceptible to changes in circumstances and the economy.

        BBB Medium quality. Adequate ability to pay, but highly susceptible to adverse circumstances.

        BB Speculative. Less near-term likelihood of default relative to other speculative issues.

        B Current capacity to pay interest and principal, but highly susceptible to changes in circumstances.

        CCC Likely to default, where payment of interest and principal is dependent on favorable circumstances.

        CC      Debt subordinate to senior debt rated CCC.

        C       Debt subordinate to senior debt rated CCC

        D Currently in default, where interest or principal has not been made as promised.

APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES
The table below reflects the composition by quality rating of the fixed income securities held in the investment portfolio of the Trust on a month-end weighted average basis for the calender year ended December 31, 2003. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

S&P Rating Fixed Income

Category Composition

Unrated                                                  6.9%

AAA                                                     11.7%

AA                                                       -

A                                                        0.1%

BBB                                                      1.5%

BB                                                      15.3%

B                                                       39.2%

CCC                                                     20.0%

CC, C, D                                                 5.3%



FOR MORE INFORMATION

You can find additional information about the Trust in the following documents:

STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (is legally part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's performance during its last fiscal year.

QUARTERLY FUND HOLDINGS. The Trust has adopted policies and procedures relating to disclosure of the Trust's portfolio holdings, a full description of which is available in the SAI. The portfolio holdings are included in the Trust's Annual and Semiannual reports to shareholders. The portfolio holdings for the first and third quarters of the fiscal year are filed with the Securities and Exchange Commission ("SEC") and may be accessed on our website of the SEC's website free of charge.

You may obtain a free copy of the Trust's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

                            Northeast Investors Trust
                               150 Federal Street
                              Boston, MA 02110-1745
                                 (800) 225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Trust's reference number as a registrant under the Investment Company Act of 1940 is 811-576.


                           NORTHEAST INVESTORS TRUST
                               150 Federal Street
                          Boston, Massachusetts 02110
                                 (800) 225-6704

                         Shares of Beneficial Interest

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2005

This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2005 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.

TABLE OF CONTENTS                                                       Page
The Trust                                                               B-2
Investment Objectives, Policies
and Restrictions                                                        B-2
Trustees and
Officers                                                                B-4
Compensation of Trustees                                                B-6
Custodian and
Independent Registered Public Accountants                               B-7
Bank Loans                                                              B-7
Brokerage                                                               B-8
Price and Net Asset
Value                                                                   B-8
Shareholder Plans                                                       B-9
Tax-Advantaged
Retirement Plans                                                        B-10
Dividends, Distributions & Federal Taxes                                B-11
Capital Shares                                                          B-12
Proxy Voting Guidelines                                                 B-13
Historical Performance Information                                      B-14
Financial Statements                                                    B-16







THE TRUST

Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities.
(13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.
(16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust's assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust's total assets and may pledge assets as security for such borrowings.

The above policies do not preclude the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2004 and 2003 the rates of total portfolio turnover were 39.80% and 17.61% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.

The Trust has adopted policies and procedures with respect to the disclosure of portfolio securities. The Trust will file a complete portfolio schedule with the SEC on form N-CSR within ten (10) days of the transmission to shareholders of any annual or semiannual report; these are generally transmitted within sixty (60) days after the close of the fiscal period covered by the report. The Trust will also file a complete portfolio schedule with the SEC on form N-Q not later than sixty (60) days after the close of the first and third fiscal quarters. The Trust will not make available any other schedule of portfolio holdings to any person or institution other than in the ordinary course of business, such as to our auditors or custodian. The Trust may make quarterly portfolio holdings available to ranking or ratings agencies, but only after the information has been filed with the SEC or posted on our website.


TRUSTEES AND OFFICERS

The Trustees of the Trust are Ernest E. Monrad, Bruce H. Monrad, Robert B. Minturn, C. Earl Russell, Fred L. Glimp, J. Murray Howe and Peter J. Blampied. Under Massachusetts law, the Trustees are generally responsible for the management of the Trust. The following table provides certain information about the Trust's Trustees and Officers:

                                                                                     Principal
                                   Position(s) Held           Length of              Occupation(s) During    Other Directorships
Name, Address and Age              with Trust                 Time Served (1)        Last 5 Years            held by Trustee
Trustees Who Are "Interested Persons" of the Trust and Officers
Ernest E. Monrad(2)                Trustee                    44 Years               Trustee of the Trust,   Century Shares Trust
150 Federal Street                                                                   Chairman until May,     Century Capital
Boston, MA                                                                           2000                    Management Trust
Age 74                                                                                                       The New America High
                                                                                                             Income Fund, Inc.
                                                                                                             Northeast Investors
                                                                                                             Growth Fund
Bruce H. Monrad(2)                 Chairman and Trustee       11 Years               Trustee and Officer
150 Federal Street                                                                   of the Trust
Boston, MA
Age 43

William A. Oates, Jr.              President                  23 years               Trustee and President
150 Federal Street                                                                   of Northeast
Boston, MA                                                                           Investors Growth Fund
Age 62

Gordon C. Barrett                  Executive Vice President   17 years               CFO of the Trust and
150 Federal Street                 and CFO                                           Northeast Investors
Boston, MA                                                                           Growth Fund, Officer
Age 48                                                                               of Northeast
                                                                                     Investment
                                                                                     Management, Inc.
Robert B. Minturn                  Trustee, Clerk, and Vice   24 years               Clerk and Trustee of    Northeast Investors
150 Federal Street                 President                                         the Trust               Growth Fund
Boston, MA
Age 65

Trustees Who Are Not "Interested Persons" of the Trust
C. Earl Russell                    Trustee                    53 years               Adviser to the
10 Post Office Square                                                                accounting firm of
Boston, MA                                                                           Russell, Brier & Co.
Age 96

Fred L. Glimp                      Trustee                    24 years               Special Assistant to
1350 Massachusetts Ave.                                                              President and former
Cambridge, MA                                                                        Vice President for
Age 78                                                                               Alumni Affairs and
                                                                                     Development of
                                                                                     Harvard
                                                                                     University(volun-
                                                                                     tary basis since
                                                                                     January 2001)
J. Murray Howe                     Trustee                    18 years               Of counsel to the law
One Post Office Square                                                               firm of Sullivan &
Boston, MA                                                                           Worcester
Age 80

Peter J. Blampied                  Trustee                    4 years                President of Corcoran   Access Capital
100 Grandview Road                                                                   Management Co. Inc.,    Strategies, LLC
Braintree, MA 02184                                                                  real estate
Age 62

(1)      The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the
         Trustees.
(2)      Ernest E. Monrad and Bruce H. Monrad are father and son respectively.


The Trustees have an Audit Committee consisting of Messrs. Russell, Glimp, Howe and Blampied. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Trust's independent accountants. The provision of audit and non-audit services by the Trust's independent accountants is subject to prior approval by the Audit Committee. The Committee held one meeting during the last fiscal year.

         The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

Name of Trustee                                                       Dollar Range of Equity Securities in the Trust
Trustees Who Are "Interested Persons" of the Trust
Ernest E. Monrad                                                      Over $2,000,000
Bruce H. Monrad                                                       Over $2,000,000
Robert B. Minturn                                                     Over $50,001-$100,000
Trustees Who Are Not "Interested Persons" of the Trust
C. Earl Russell                                                       $50,001-$100,000
Fred L. Glimp                                                         Over $100,000
J. Murray Howe                                                        $10,001 - $50,000
Peter J. Blampied                                                     Over $100,000


The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2004 was 2,047,542 shares (0.83%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.

COMPENSATION OF TRUSTEES

Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee paid to the Trustees and President for each of the fiscal years ended September 30, 2002, 2003 and 2004 was $7,353,792, $8,971,653, and $8,933,327 respectively.

The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2004 to the Trustees, President and Officers of the Trust from the Trustees fee or otherwise.


Name and Position                                            Aggregate Compensation Paid

Ernest E. Monrad,  Trustee                                   $2,888,313
Bruce H. Monrad, Chairman and Trustee                        $3,306,001
William A. Oates, Jr., President                             $2,339,012
Gordon C. Barrett, Executive Vice President and Treasurer*   $  413,657
Robert B. Minturn, Vice President, Clerk and Trustee         $  240,000
C. Earl Russell, Trustee                                     $   40,000
Fred L. Glimp, Trustee                                       $   40,000
J. Murray Howe, Trustee                                      $   40,000
Peter J. Blampied, Trustee                                   $   40,000
 *Paid directly by the Trust; all other amounts shown are paid from the Trustees' fee.


Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation, financial and statistical services for the Trust and such office space as the Trust may require. No retirement benefits are provided by the Trust to any Trustee.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The custodian for the Trust is Investors Bank & Trust Company, 200
Clarendon Street, Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

Effective for the fiscal year ending September 30, 2004, the independent registered public accounting firm for the Trust is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts. Ernst & Young LLP audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Forms N-lA and N-SAR and prepares the Trust's federal income and excise tax returns.

BANK LOANS

The following table shows the Trust's borrowing in each of the ten years ended September 30, 2004.


                                                                                                Average
                                                                                                Amount of
                                                                         Average                Debt
                                                     Amount of           Amount of              As a percentage
                                                     Debt                Debt                   Of average net
Year Ended                                           Outstanding         Outstanding*           Assets*

September 30,
1995                                                    3,552,000          32,973,723                      5.03%
1996                                                    8,331,405          88,985,931                     10.35%
1997                                                            0           4,166,183                       .26%
1998                                                   90,826,838          36,630,591                      1.59%
1999                                                  197,275,213          48,732,032                      2.15%
2000                                                  127,443,774         163,418,832                      9.80%
2001                                                            0          42,175,565                      3.18%
2002                                                            0          19,663,586                      2.33%
2003                                                            0                   0                      0.00%
2004                                                            0          24,694,200                      1.39%

*Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13)







BROKERAGE

Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain best execution when processing transactions, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker / dealer's services and their value and expected contribution to the performance of the Trust. In an effort to achieve best execution, the Trust seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that the best execution price and execution is available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, the Trustees' policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During the fiscal year ended September 30, 2004, the Trust engaged in portfolio transactions involving broker-dealers totaling $865,072,369. Of this amount $0 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $0. The total $865,072,369 in portfolio trades consisted of principal transactions with market makers and other dealers.
During the fiscal years ended September 30, 2002 and 2003 brokerage commissions paid totaled $16,623 and $2,210, respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2004 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

PRICE AND NET ASSET VALUE

It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including income accrued) less all liabilities by the number of shares outstanding. Fixed income securities for which market quotations are readily available are valued on the basis of valuations furnished by pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the
fair value of such securities.   Such securities may also be valued at market
values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities if such valuations are believed to reflect more accurately the fair value of such securities; equity securities for which market quotations are readily available will generally be valued in this manner. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. For a further description of the Trust's fair value pricing methodologies, see the Prospectus.An adjustment will be made to the Trust's price for fractions of a cent to the next highest cent.
The Trust makes no special payment for the daily computation of its net asset value.

As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the trust;
(ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the Trust's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "Selling Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.



TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust.

Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust. Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA and Roth IRA

An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.


DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 28% of distributions withheld by the Trust.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.


CAPITAL SHARES

The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.



PROXY VOTING GUIDELINES

Written guidelines have been established for proxy voting by the Board of Trustees of the Trust. The purpose of these guidelines is simple: to promote the accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company's business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1) Proposals seeking approval of equity-based compensation, including stock option plans
2)       Proposals relating to changes in corporate control
3)       Proposals that affect shareholder rights, including voting rights
4)       Proposals for the election of directors
5)       Proposals relating to social and corporate responsibility issues
6)       Proposals for the approval of independent auditors

Equity-based Compensation Plans

In general, the Trust agrees with the use of reasonably designed stock-related compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals. The
Trust will vote in favor of proposals for the expensing of stock options.

Corporate Control

The Trust generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management. We believe the active trading of a company's securities and the potential transfer of corporate control through takeover - hostile or otherwise - must generally be permitted to occur. In the case of shareholder rights plan, often referred to as "poison pills", we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan. We generally oppose "golden parachute" plans providing more than two times the annual salary because they impede potential takeovers that shareholders should be free to consider. We will carefully review proposals to increase capital stock and generally oppose so-called "blank check" preferred stock. We favor non-classified boards of directors.

Shareholder Rights

The Trust views the exercise of shareholders' rights - including the rights to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalizations.

Election of the board of directors

The Trust believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

Corporate and social policy issues

The Trust believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Ordinarily the Trust would not vote for such proposals unless supported by management.

Approval of independent accountants

The Trust believes that the relationship between the company and its independent accountants should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest

In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Trust, on the one hand, and any affiliated person of the Trust, on the other, the voting of such proxy will be referred to the Trustees of the Trust who are not "interested persons" of the Trust as such term is defined under the Investment Company Act of 1940 (the "Independent Trustees"); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and the Trust's voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the web site of the Securities and Exchange Commission (www.sec.gov) or at the website of the Trust
(www.northeastinvestors.com).


HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

[OBJECT OMITTED]


Where:

P =      a hypothetical initial payment of $1,000
N =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all
dividends and distributions.   The Trust may also advertise total return (a
"nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.
A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended September 30, 2004 are set forth in the Prospectus.

From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2[(a-b/cd + 1)6 - 1]
Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =      the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust's performance to performance as reported by other indices and averages or other investments for which reliable performance information is available. The Trust's Annual Report contains additional performance information, and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.       Schedule of Investments as of September 30, 2004

2.       Statement of Assets and Liabilities as of September 30, 2004

3.       Statement of Operations for the Year Ended September 30, 2004

4. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2004

5.       Notes to Financial Statements for the year ended September 30, 2004

6.       Report of Ernst and Young LLP, Independent Registered Public
         Accounting Firm.



Schedule of Investments
September 30, 2004
Corporate Bonds & Notes                                                                 Value
Name of Issuer                                                  Principal               (Note B)
Advertising - 1.11%
Interpublic Group Co. Inc. Convertible Notes, 1.87%, 6/01/06    $22,000,000            $20,900,000

Broadcast Cable TV - 3.01%
Charter Comm Opt. LLC Senior Notes, Series 144A, 8%,
4/30/12                                                          40,000,000             39,900,000
Charter Comm Opt. LLC Senior Notes, Series 144A, 8.375%,
4/30/14                                                           5,000,000              4,968,750
Paxson Comm Senior Sub. Notes, 0/12.25%, 1/15/09 (a)             13,550,000             11,619,125
                                                                                        ----------
                                                                                        56,487,875

Building & Construction - 0.29%
American Standard, Inc. Notes, 7.375%, 4/15/05                    2,000,000              2,040,000
Henry Company Senior Notes, Series B, 10%, 4/15/08                2,500,000              2,325,000
Nualt Enterprises, Inc., 6%,12/31/04 (b) (h)                      7,042,799              1,090,873
                                                                                         ---------
                                                                                         5,455,873
Chemicals - 4.99%
Foamex LP Capital Corp. Senior Secured Notes, 10.75%,
4/01/09                                                          11,640,000             10,941,600
Lyondell Senior Secured Notes, Series B, 9.875%, 5/01/07 (c)     19,800,000             20,913,750
Lyondell Chemical Senior Secured Notes, 11.125%, 7/15/12         20,000,000             23,200,000
Pioneer Americas, Inc. Secured Notes, 10%, 12/31/08              14,510,000             14,219,898
Pioneer Americas, Inc. Senior Secured Notes, FRN 5.086%,
12/31/06                                                          1,384,357              1,356,670
Polyone Corp Senior Notes, 8.875%, 5/01/12                       15,000,000             15,300,000
Sterling Chemical, Inc., PIK Notes 10%, 12/19/07                  8,179,301              7,688,543
                                                                                        ----------
                                                                                        93,620,461

Clothing - 0.57%
St. John Knits Senior Sub. Notes, 12.5%, 7/1/09                  10,000,000             10,700,000


Conglomerate - 0.80%
JII Holdings LLC Secured Notes, 13%, 4/01/07                     12,600,000             11,340,000
Jordan Industries Senior Notes, Series D, 10.375%, 8/01/07        6,000,000              3,600,000
                                                                                        ----------
                                                                                        14,940,000

Electrical Utilities - 11.65%
Illinois Power First Mortgage Notes, 11.5%, 12/15/10 (c)         50,000,000             59,250,000
Midwest Generation LLC Secured Notes, 8.75%, 5/01/34             50,000,000             54,500,000
Nevada Power Co. Notes, Series E, 10.875%, 10/15/09              10,000,000             11,587,500
Northwestern Corp. First Mortgage Notes, Series 144A, 7.3%,
12/01/2006                                                       15,000,000             15,000,000
Orion Power Holdings, Inc. Senior Notes, 12%, 5/01/10            29,000,000             36,250,000
Pacific Gas & Electric Co. Senior Secured Notes, 6.875%,
7/15/08                                                          20,000,000             21,650,000
Sierra Pacific Power Co. Notes, Series A, 8%, 6/01/08            18,535,000             20,203,150
                                                                                       -----------
                                                                                       218,440,650

Energy/Natural Resources - 11.97%
ANR Pipeline Co. Senior Notes, 8.875%, 3/15/10                   29,630,000             33,333,750
Chesapeake Energy Corp. Notes, 8.375%, 11/01/08                  16,380,000             17,854,200
Chesapeake Energy Corp. Notes, 9%, 8/15/12                       14,000,000             15,995,000
Forest Oil Corp. Senior Notes, 7.75%, 5/01/14                     5,839,000              6,349,913
Forest Oil Corp. Senior Notes, 8%, 6/15/08                       24,655,000             27,243,775
Husky Oil Bonds, 8.9/11.1875%, 8/15/28 (d)                       20,000,000             23,147,480
Northwest Pipeline Corp. Debentures, 6.625%, 12/01/07             4,615,000              4,909,206
Northwest Pipeline Corp. Senior Notes, 8.125%, 3/01/10            1,000,000              1,121,250
Parker Drilling Co. Senior Notes, Series B, 10.125%, 11/15/09    19,195,000             20,370,694
Parker Drilling Co. Senior Notes, 9.625%, 10/01/13                2,500,000              2,787,500
Parker Drilling Co. Senior Notes, Series 144A, FRN 6.54%,
9/01/10                                                          15,000,000             15,037,500
Southern Natural Gas Notes, 8.875%, 3/15/10                      10,762,000             12,107,250
Swift Energy Co. Senior Sub. Notes, 9.375%, 5/01/12 (c)          18,000,000             20,160,000
Tennessee Gas Pipeline Debentures, 7%, 3/15/27                    9,200,000              9,660,000
Tesoro Petroleum Corp. Secured Notes, 8%, 4/15/08                11,741,000             12,680,280
Transocean Sedco. Forex Notes, 6.75%, 4/15/05                     1,840,000              1,874,255
                                                                                       -----------
                                                                                       224,632,053

Entertainment - 1.97%
AMC Entertainment, Inc. Senior Sub. Notes, 9.875%, 2/01/12       16,500,000             17,077,500
AMC Entertainment, Inc. Senior Sub. Notes, 9.5%, 2/01/11         12,296,000             12,634,140
AMC Entertainment, Inc. Senior Sub. Notes, Series 144A, 8%,
3/01/14                                                           6,250,000              5,875,000
Cinemark USA, Inc. Senior Discount Notes, 0/9.75%%,
3/15/14 (a)                                                       2,000,000              1,375,000
                                                                                        ----------
                                                                                        36,961,640

Financial Services - 1.52%
Finova Group, Inc. Notes, 7.5%, 11/15/09                          7,358,850              3,670,226
Metris Companies, Inc. Senior Notes, 10.125%, 7/15/06            15,000,000             15,000,000
Providian Financial Corp. Convertible Notes, 3.25%,
8/15/05 (c)                                                      10,000,000              9,925,000
                                                                                        ----------
                                                                                        28,595,226
Food Processing - 0.57%
Agrilink Foods, Inc. Senior Sub. Notes, 11.875%, 11/01/08         2,251,000              2,352,295
B&G Foods Senior Sub. Notes, Series D, 9.625%, 8/01/07            2,250,000              2,297,250
Chiquita Brands Intl. Senior Notes, Series 144A, 7.5%,
11/01/14                                                          3,000,000              3,000,000
Mrs. Fields Brands Financing Notes, 9%, 3/15/11                   3,500,000              2,957,500
                                                                                        ----------
                                                                                        10,607,045
Gaming - 17.22%
Harrah's Operating Co., Inc. Senior Sub. Notes, 7.875%,
12/15/05 (c)                                                     48,941,000             51,693,931
Hollywood Park Inc., Senior Sub. Notes, Series B, 9.25%,
2/15/07                                                          27,307,000             27,989,675
MGM Mirage, Inc. Senior Sub. Notes, 9.75%, 6/01/07 (c)           37,857,000             42,068,591
MGM Mirage, Inc. Senior Notes, 7.25%, 10/15/06                    3,000,000              3,187,500
Park Place Entertainment Senior Sub. Notes, 7.875%,
12/15/05                                                         39,164,000             41,220,110
Park Place Entertainment Senior Notes, 8.5%, 11/15/06            12,730,000             14,018,913
Park Place Entertainment Senior Sub. Notes, 9.375%,
02/15/07                                                         10,000,000             11,150,000
Trump Atlantic City First Mortgage Notes, 11.25%, 5/01/06        90,530,000             73,838,531
Venetian Casino/Las Vegas Sands Co. Notes, 11%, 6/15/10          50,000,000             57,875,000
                                                                                       -----------
                                                                                       323,042,251

Grocery Stores/Distributors - 0.89%
Fleming Co., Inc. Senior Sub. Notes, 9.875%, 5/01/12 (e)         26,000,000                 65,000
Fleming Co., Inc. Senior Sub. Notes, Series D, 10.625%,
7/31/07 (e)                                                      10,000,000                 25,000
Fleming Co., Inc. Senior Notes, 10.125%, 4/01/08 (e)             15,000,000              2,662,500
Fleming Co., Inc. Convertible Notes, 5.25%, 3/15/2009 (e)         3,000,000                    300
Fleming Co., Inc. Senior Notes, 9.25%, 6/15/10 (e)                8,309,000              1,474,847
Pathmark Stores, Inc. Senior Sub. Notes, Series 144A, 8.75%,
2/01/12                                                          11,500,000             10,752,500
Penn Traffic Senior PIK Notes, 11%, 6/29/09 (e)                  10,032,560              1,805,861
                                                                                        ----------
                                                                                        16,786,008

Health Care Supplies - 0.01%
Global Health Sciences Co. Senior Notes, 11%, 5/1/08 (b) (e)      5,000,000                160,000


Hotels - 0.23%
Starwood Hotels and Resorts Notes, 6.75%, 11/15/05                4,255,000              4,403,925

Independent Power Producer - 2.03%
Calpine Corp. Senior Secured Notes, Series 144A, 8.5%,
7/15/10                                                          27,000,000             20,655,000
Calpine Corp. Senior Secured Notes, 8.75%, 7/15/13               23,000,000             17,365,000
                                                                                        ----------
                                                                                        38,020,000

Manufacturing/Service Industry - 0.71%
Hydrochem Industrial Service Senior Sub. Notes, Series B,
10.375%, 8/01/07                                                  5,500,000              5,541,250
Key Components LLC Senior Notes, 10.5%, 6/01/08                   7,500,000              7,687,500
                                                                                        ----------
                                                                                        13,228,750

Metals & Mining - 1.94%
Golden Northwest Aluminum First Mortgage Notes, 12%,
12/15/06 (e)                                                     12,500,000                625,000
Inland Steel Corp. First Mortgage Notes, Series R, 7.9%,
1/15/07                                                           6,500,000              6,532,500
Kaiser Aluminum Chemical Corp. Senior Sub. Notes, 12.75%,
2/01/03 (e) (g)                                                  46,230,000              9,361,575
Kaiser Aluminum Chemical Corp. Senior Notes, Series B,
10.875%, 10/15/06 (e)                                            12,000,000             11,580,000
Kaiser Aluminum Chemical Corp. Senior Notes, Series D,
10.875%, 10/15/06 (e)                                             1,500,000              1,447,500
LTV Steel Co., Inc. Senior Notes, 8.2%, 9/15/07 (e)               7,776,278                  4,860
LTV Steel Co., Inc. Senior Notes, 11.75%, 11/15/09 (e)            7,286,184                  4,554
National Steel Corp. First Mortgage Notes, 8.375%,
8/01/06 (e)                                                       1,002,831                 50,142
Ormet Corp. Senior Notes, 11%, 8/15/08 (e)                       15,000,000              6,750,000
                                                                                        ----------
                                                                                        36,356,131

Miscellaneous Manufacturing - 0.29%
Amtrol, Inc. Senior Sub. Notes, 10.625%, 12/31/06                 6,645,000              5,510,034


Packaging & Container - 6.45%
Ball Corp. Senior Notes, 7.75%, 8/01/06 (c)                      21,383,000             22,719,438
Crown Cork and Seal Notes, 8.375%, 1/15/05                        7,500,000              7,575,000
Crown Euro Holdings SA Secured Notes, 9.5%, 3/01/11              23,000,000             25,645,000
Owens-Illinois, Inc. Senior Notes, 8.1%, 5/15/07                 30,000,000             31,500,000
Owens-Illinois, Inc. Senior Notes, 7.15%, 5/15/05 (c)            33,000,000             33,495,000
                                                                                       -----------
                                                                                       120,934,438

Paper/Forest Products - 1.16%
American Tissue, Inc. Senior Secured Notes, Series B,
12.5%, 7/15/06 (e)                                               14,061,292                175,766
Crown Paper Senior Sub. Notes, 11%, 9/01/05 (e)                  14,950,000                  1,495
Fort James Corp. Senior Notes, 6.875%, 9/15/07                   20,245,000             21,560,925
                                                                                        ----------
                                                                                        21,738,186

Pharmaceuticals/Drugs - 0.31%
Alpharma, Inc. Senior Notes, Series 144A, 8.625%, 5/01/11         5,705,000              5,847,625


Products & Manufacturing - 1.11%
Motors and Gears, Inc. Senior Notes, Series D, 10.75%,
11/15/06                                                         22,410,000             20,729,250

Publishing - 1.52%
Houghton Mifflin Co. Senior Notes, 8.25%, 2/01/11                27,220,000             28,444,900

Retail - 1.15%
Eye Care Centers of America, Inc. Senior Notes, 9.125%,
5/01/08                                                          10,000,000             10,000,000
Eye Care Centers Sub. Notes FRN, 5.35%, 5/01/08                   5,000,000              4,575,000
National Vision Senior Notes, 12%, 3/30/09                        8,227,137              6,993,066
                                                                                        ----------
                                                                                        21,568,066

Retail Food Chains - 3.92%
Advantica Restaurant Group Senior Notes, 11.25%, 1/15/08         58,768,700             60,972,526
American Restaurant Group Senior Notes, Series D, 11.5%,
11/01/06 (e)                                                     15,886,000              9,531,600
Planet Hollywood Secured Notes, 9%, 3/30/10 (b) (e)                 942,093                449,976
Romacorp, Inc. Senior Notes, 10.5%, 12/31/08 (b) (h)              4,327,480              2,596,488
                                                                                        ----------
                                                                                        73,550,590

Telecommunications - 2.65%
Qwest Corp. Notes, 7.2%, 11/01/04                                20,155,000             20,255,775
Qwest Corp. Notes, 5.625%, 11/15/08                              30,127,000             29,524,460
                                                                                        ----------
                                                                                        49,780,235

Textiles - 0.00%
West Point Stevens, Inc. Senior Notes, 7.875%, 6/15/08 (e)       11,750,000                 14,689
West Point Stevens, Inc. Senior Notes, 7.875%, 6/15/05 (e)       25,725,000                 32,156
                                                                                            ------
                                                                                            46,845
Total Corporate Bonds & Notes - 80.04%
(cost - $1,727,119,487)                                                             $1,501,488,057
                                                                                    --------------
Foreign Bonds                                                                           Value
Name of issuer                                                  Principal               (Note B)
Foreign Bonds - 2.97%
Brazil C Bond Debentures, 8%, 4/15/14                           $11,727,700            $11,603,152
Argentina Global Bonds, 12%, 6/19/31                             34,249,578             10,052,251
Republic of Brazil Discount Series Z-L, 14.5%, 10/15/09          26,366,000             34,012,140
Euro Stabilization Advances, 12/15/26                           GBP 133,613                  9,686
                                                                                        ----------
Total Foreign Bonds  - (cost - $57,026,507)                                            $55,677,229

Stocks                                                          Number of               Value
Name of Issuer                                                  Shares                  (Note B)
Common Stock - 8.92%
American Restaurant Group, Inc. (b) (f)                              10,222                $10,222
Catalina Restaurant Group (b) (f)                                   276,475              1,331,249
Chiquita Brands, Inc. (f)                                         1,039,148             18,091,567
Chubb Corp.                                                         300,000             21,084,000
Continental Airlines, Class B (f)                                       264                  2,249
Crunch Equity Holdings (f) (h)                                       12,237             16,519,950
Darling International, Inc. (f)                                     745,530              3,213,234
Denny's Corp. (f)                                                 1,217,762              3,287,957
Dictaphone, Inc. (f)                                                225,489              1,307,836
General Chemical (f) (h)                                              1,077                290,790
Haynes International, Inc. (f)                                      685,714              9,257,139
International Airline Support Group (f)                             219,540                  4,391
JPMorgan Chase & Co.                                                370,000             14,700,100
Kronos Worldwide, Inc.                                              265,294             10,532,172
Laroche Industries, Inc. (b) (f)                                     36,000                288,000
Lodgian, Inc. (f)                                                   171,356              1,696,424
MAXXAM, Inc. (f)                                                    200,000              5,640,000
National Vision, Inc. (f)                                           394,591              2,024,252
NL Industries                                                       510,200              9,341,762
Nualt Enterprises (b) (f) (h)                                        10,752                    108
Pathmark Stores (f)                                               1,600,398              7,761,930
Penn Traffic (f)                                                  1,906,164                 95,308
Pioneer America (f)                                                 282,700              4,226,365
Planet Hollywood International, Inc. (b) (f) (h)                      2,402                     24
Polymer Group, Inc., Class A (f)                                    386,143              4,440,645
Prandium (f)                                                        869,935                 26,098
Safelite Glass Corp., Class B (b) (f) (h)                           109,677                877,416
Safelite Realty Corp. (b) (h)                                         7,403                148,060
Smurfit-Stone Container (f)                                         257,142              4,980,841
Sterling Chemical, Inc. (f)                                         250,443              6,010,632
Tokheim (f) (h)                                                     180,224                    721
Trilanco 2 Limited (b) (f) (h)                                           98                      1
Trilanco 3 Limited (b) (f) (h)                                           98                      1
Viskase Cos., Inc. (f) (h)                                        1,293,291              3,142,697
Walter Industries, Inc.                                             500,000              8,010,000
WestPoint Stevens, Inc. (f)                                       1,600,000                 25,600
Zions Bancorporation                                                145,600              8,887,424
                                                                                      ------------
Total Common Stocks - (cost - $388,220,959)                                           $167,257,165

Stocks                                                          Number of               Value
Name of Issuer                                                  Shares                  (Note B)
Preferred Stocks - 0.54%
Chubb Corp. 7%                                                      200,000             $5,600,000
Polymer, Inc., Series A, 16% (b)                                      2,856              4,505,340
                                                                                        ----------
Total Preferred Stocks - (cost - $7,915,256)                                            10,105,340

                                                                Number of               Value
Warrants                                                        Shares or               (Note B)
Name of Issuer Units
Warrants - 0.08%
Dictaphone Warrants (f)                                             203,566                 $4,071
General Chemical A Warrants (f) (h)                                     622                    782
General Chemical B Warrants (f) (h)                                     461                    579
Key Energy Service Warrants (b) (f)                                  15,000              1,485,836
Safelite Glass Corp. A Warrants (b) (f) (h)                         268,789                 10,811
Safelite Glass Corp. B Warrants (b) (f) (h)                         179,192                  8,539
Sterling Chemical Warrants (b) (f)                                   83,125                 70,152
                                                                                         ---------
Total Warrants - (cost - $17,150,520)                                                    1,580,770

Repurchase Agreement - 5.60%
Investors Bank & Trust Repurchase Agreement, 1.27%, due
10/01/04 *                                                                             $90,205,720
Morgan Stanley Tri-Party Repurchase Agreement 1.22% due
10/01/04 **                                                                             14,782,068
Total Repurchase Agreement -                                                           -----------
(cost - $104,987,788)                                                                  104,987,788
Total Investments - 98.15%
(cost - $2,302,420,517)                                                              1,841,096,349
                                                                                    --------------
Net Other Assets - 1.85%                                                                34,787,052
                                                                                    --------------
Net Assets - 100%                                                                   $1,875,883,401

* Acquired on September 30, 2004. Collateralized by $94,715,906 of U.S. Government mortgage backed securities due through 12/25/23. The maturity value is $90,208,902.

** Acquired on September 30, 2004. Collateralized by $15,078,700 of U.S. Government mortgagebacked securities due through 11/15/21. The maturity value is $14,782,569.

(a) Represents a zero coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
(b) Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.
(c) All or a portion of security has been pledged to collateralize short-term borrowings.
(d) Represents a step-up coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
(e) Non-income producing security due to default or bankruptcy filing.
(f) Non-income producing security.
(g) Security is in principal default. As of date of this report, the bond holders are in discussion with the issuer to negotiate repayment terms of principal.
(h) All or a portion of security is restricted. The aggregate market value of restricted securities as of
September 30, 2004 is $24,687,840, which represents 1.32% of total net assets. All of these securities are deemed to be liquid.

PIK Payment in Kind
GBP Principal denoted in British Pounds Sterling
FRN Floating Rate Note

Note: Each fiscal quarter-end the Trust is required to file a complete schedule of investments with the Securities and Exchange Commission. The schedule of investments for the second and fourth quarters appears in the semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the schedule of investments with the SEC on Form N-Q. The Trust makes the information on Form N-Q available on its website at www.northeastinvestors.com or upon request.

Shareholders may also access and review information and reports of the Trust, including
Form N-Q, at the SEC's Public Reference Room in Washington, D.C. You can call the
SEC at 1-202-942-8090 for information about the operation of the Public Reference
Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov. and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public
Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-
0102. The Trust's reference number as a registrant under the Investment Company Act of
1940 is 811-576.

The accompanying notes are an integral part of the financial statements.



Statement of Assets
and Liabilities
September 30, 2004
Assets
Investments - at market value (cost $2,302,420,517)                     $1,841,096,349
Receivable for interest                                                     39,512,869
Receivable for shares sold                                                   1,362,883
Receivable for dividends                                                       117,000
Cash                                                                             9,581
                                                                        --------------
Total Assets                                                             1,882,098,682

Liabilities
Payable for shares repurchased                                              $1,483,064
Payable for trustee fees                                                     2,347,985
Payable for investments purchased                                            2,196,187
Accrued expenses                                                               188,045
                                                                            ----------
Total Liabilities                                                            6,215,281
                                                                        --------------
Net Assets                                                              $1,875,883,401
                                                                        ==============

Net Assets Consist of:
Capital, at a $1.00 par value                                             $247,232,032
Paid in surplus                                                          2,232,019,628
Accumulated net investment income                                            4,133,014
Accumulated net realized loss on investments                              (146,177,105)
Net unrealized depreciation of investments                                (461,324,168)
                                                                        ===============
Net Assets                                                              $1,875,883,401
Net Asset Value, offering price and redemption price per share
($1,875,883,401/247,232,032 shares)                                              $7.59
                                                                                 =====
The accompanying notes are an integral part of the financial statements.

Statement of Operations
Year Ended September 30, 2004
Investment Income
Interest                                                                  $148,589,664
Dividends                                                                    2,941,482
Other Income                                                                 1,135,983
                                                                          ------------
Total Income                                                               152,667,129

Expenses
Trustee fees                                                                $8,933,327
Administrative expenses and salaries                                         1,196,708
Interest expense                                                               530,646
Printing, postage and stationery fees                                          244,900
Commitment fees                                                                185,043
Auditing fees                                                                  179,650
Computer and related expenses                                                  177,200
Legal fees                                                                     155,150
Insurance                                                                       81,500
Registration and filing fees                                                    72,440
Telephone                                                                       19,600
Custodian fees                                                                  14,610
Other expenses                                                                  38,274
                                                                           -----------
Total Expenses                                                              11,829,048
                                                                           -----------
Net Investment Income                                                      140,838,081
                                                                           -----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions                       (7,697,864)
Change in unrealized appreciation/(depreciation) of investments            112,310,397
                                                                          ------------
Net Increase (Decrease) in Net Assets Resulting from Operations           $245,450,614

The accompanying notes are an integral part of the financial statements.

Statements of Changes
in Net Assets
                                                                Year Ended                      Year Ended
                                                                September 30,                   September 30,
                                                                2004                            2003
Increase (Decrease) in Net Assets
From Operations:
Net investment income                                           $140,838,081                    $139,699,179
Net realized gain (loss) from investment transactions             (7,697,864)                    (35,541,377)
Change in unrealized appreciation (depreciation) of
investments                                                      112,310,397                      78,288,225
Net Increase (Decrease) in Net Assets Resulting                 ------------                    ------------
from Operations                                                  245,450,614                     182,446,027
Distributions to Shareholders from Net Investment
Income                                                          (145,311,748)                   (137,749,390)
From Net Trust Share Transactions                                (18,984,068)                    278,561,972
                                                                ------------                    ------------
Total Increase (Decrease) in Net Assets                           81,154,798                     323,258,609
                                                                ------------                    ------------
Net Assets:
Beginning of Period                                            1,794,728,603                   1,471,469,994
                                                              --------------                  --------------
End of Period                                                 $1,875,883,401                  $1,794,728,603
                                                              ==============                  ==============
The accompanying notes are an integral part of the financial statements.



Notes to Financial Statements for the
year ended September 30, 2004

Note A - Organization
Northeast Investors Trust (the "Trust"), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B - Significant Accounting Policies
Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities may also be valued on the basis of valuations furnished by independent pricing services that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. The market value of securities fair valued on September 30, 2004 was 13,033,096, which represents 0.69% of net assets.

Federal Income Taxes: It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/tax differences that may exist.

State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. The Trust's distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount, is accrued as earned. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C - Trustees' Compensation
Trustees' compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees' compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. The aggregate compensation paid to the Independent Trustees during the fiscal year ended September 30, 2004 was $160,000.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2004 was 2,047,542 shares (.83%).

Note D - Shares of Beneficial Interest
At September 30, 2004, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

                                                Year Ended                      Year Ended
                                                September 30, 2004              September 30, 2003
Shares Amount Shares Amount
Shares Sold                             136,123,851     $1,018,923,412          243,147,352     $1,709,994,019
Shares issued to shareholders
in reinvestment of distributions
from net investment income               14,286,816        105,156,190            14,627,732       101,920,813
                                        -----------      -------------           -----------     -------------
                                        150,410,667      1,124,079,602           257,775,084     1,811,914,832
Shares repurchased                     (152,794,200)    (1,143,063,670)         (217,138,743)   (1,533,352,860)
                                       ------------     --------------          -------------   --------------
Net Increase (Decrease)                  (2,383,533)      $(18,984,068)           40,636,341      $278,561,972
                                       ============     ==============          =============   ==============


Note E - Purchases and Sales of Investments
The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $685,941,720 and $746,523,369 respectively, for the year ended September 30, 2004.

Note F - Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2004 the Trust has unused lines of credit amounting to $200,000,000 and there was no outstanding balance. The committed lines of credit may be terminated at the banks' option at their annual renewal dates.

Note G - Repurchase Agreement
On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Note H - Additional Tax Information
The tax character of distributions paid during the fiscal year ended
September 30, 2004 was as follows:
Distributions paid from:
Ordinary income                                                   $145,311,748

As of September 30, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:
Undistributed (distributions in excess of) ordinary income - net    12,130,977
Capital loss carryforward:
2007                                                                (2,099,492)
2010                                                                  (511,359)
2011                                                               (89,590,632)
2012                                                               (34,826,775)
                                                                  -------------
Total capital loss carryforward                                   (127,028,258)
                                                                  -------------
Timing Differences                                                 (18,358,359)
Unrealized gains (losses) - net                                   (470,112,619)
                                                                  ------------
Total accumulated earnings (losses) - net                         (603,368,259)

At September 30, 2004 the Fund's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost                                                         2,311,208,968
Gross unrealized gain                                              115,003,225
Gross unrealized loss                                             (585,115,844)
                                                                 -------------
Net unrealized security gain (loss)                               (470,112,619)
                                                                 =============

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to defaulted securities and accretion and amortization differences.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Northeast Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Northeast Investors Trust (the "Fund") as of September 30, 2004, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2003 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated November 20, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust at September 30, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 8, 2004

PART C. OTHER INFORMATION

Item 24.  Financial Statemets and Exhibits

          (a) The following financial statements and related information are included in the Statement of Additional Information:

1.   Statement of Assets and Liabilities as of September 30, 2004.

2.   Statement of Operations of the year ended September 30, 2004.

3. Statement of Changes in Net Assets for each of the two years in the period ended September 30, 2004.

4.   Schedule of Investments as of September 30, 2004.

5.   Notes to financial statements for the year ended September 30, 2004.

6.   Report of PricewaterhouseCoopers LLP, Independent Accountants.

          In addition, the Consent of Independent Accountants is included in Part C.

          (b) The following Exhibits are filed herewith.

          (1)       Exhibit  1--             Restated Agreement and Declaration
                                             of Trust as amended through
                                             February 9,1987(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (2)       Not Applicable

          (3)       Not Applicable

          (4)       Exhibit  4--             Form of Certificate representing
                                             shares of beneficial interest
                                             (filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (5)       Not Applicable

          (6)       Not Applicable

          (7)       Not Applicable

          (8)       Exhibit 8 --             Custodian Agreement(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (9)       Not Applicable

          (10)      Not Applicable

          (11)      Not Applicable

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Exhibit 14               IRA Custodial Account Agreement
                                             (filed with Post-Effective
                                             Amendment No. 72 and incorporated
                                             by reference heerin)

          (15)      Not Applicable

          (16)      Exhibit 16               Code of Ethics(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of September 30, 2004 is as follows:

               (1)                                (2)
          Title of Class                     Number of Record Holders

     Shares of Beneficial Interest              21,331

Item 27.  Indemnification

          Registrant's Declaration of Trust contains the following provisions:

          "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgements or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the exitence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropiate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

     The Registrant has been advised that in the opion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an offecer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropiate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 150 Federal Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus, and "Custodian and Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information for Northeast Investors Trust in Post-Effective Amendment Number
74 to the Registration Statement (Form N-1A, No. 2-11318) of Northeast Investors Trust, and to the inclusion of our report dated November 8, 2004 on the financial statements and financial highlights of Northeast Investors
Trust included in the Annual Report to Shareholders for the fiscal year ended September 30, 2004.

ERNST & YOUNG LLP


Boston, Massachusetts
November 29, 2004


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 30th day of November, 2004. Registrant represents that this amendment meets the requirements for Northeast Investors Trust

                                                By s/Bruce H. Monrad
                                                Bruce Monrad, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title                            Date
s/Bruce H. Monrad               Chairman of the Trustees      November 30, 2004
  Bruce H Monrad                and person performing
                                function of pricipal
                                executive officer

s/Ernest E. Monrad              Trustee                       November 30, 2004
Ernest E. Monrad

s/Gordon C. Barrett             Executive Vice President,     November 30, 2004
Gordon C. Barrett               Treasurer and person
                                performing functions of
                                principal financial and
                                accounting officer

s/Robert B. Minturn, Jr.        Trustee                       November 30, 2004
Robert B. Minturn, Jr.

s/Fred L. Glimp                 Trustee                       November 30, 2004
Fred L. Glimp

J. Murray Howe                  Trustee                       November 30, 2004

C. Earl Russell                 Trustee                       November 30, 2004

Peter Blampied                  Trustee                       November 30, 2004
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